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                                                                   Exhibit 10.15

STATE OF NORTH CAROLINA

                                                     CERTIFICATE OF ASSUMED NAME
                                                     ---------------------------

COUNTY OF MECKLENBURG

         The undersigned corporation, proposing to engage in business in Mecklenburg County, North Carolina, under an assumed name other than its corporate name, hereby certifies that:

         1. The name under which the business is to be conducted is TRANSBOTICS CORPORATION.

         2.    The name and address of the owner of such business are:

                              NDC Automation, Inc.
                              3400 Latrobe Drive
                              Charlotte, NC  28211

         IN WITNESS WHEREOF, this certificate is signed in the name of the corporation by its President and its company seal to be hereto affixed and attested by its Secretary, this the 25th day of May, 2001.
                                    ----

                                              NDC AUTOMATION, INC.

                                              BY: /s/ Claude Imbleau
                                                 ------------------------
                                              Claude Imbleau, President

ATTEST:

BY:      /s/ E. Thomas Watson
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   E. Thomas Watson, Secretary


CORPORATE SEAL

STATE OF NORTH CAROLINA
COUNTY OF MECKLENBURG

         I, Gina E.B. Hartman, a Notary Public, do certify that E. Thomas Watson
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personally came before me this the 30th day of May, 2001, and acknowledged the
                                   ----
he is the Secretary of NDC AUTOMATION, INC., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by it President, sealed with its corporate seal, and attested by himself as its Secretary.

         Witness my hand and official seal, this the 30th day of May, 2001.
                                                     ----

                                   /s/ Gina E.B. Hartman
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires: 01-18-2003
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North Carolina - Mecklenburg County

The foregoing certificate of E.B. Hartman                     , Notary Public is
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certified to be correct. This instrument and this certificate are duly registered at the date and time in the book and page shown on the page thereof.



                                  By:     /s/ Emen Dreher
                                     -------------------------------------------
                                           Assistant/Deputy Register of Deeds

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